UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 27, 2012

Natural Health Trends Corp.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-26272	59-2705336
(Commission File Number)	(IRS Employer Identification No.)

2603 Oak Lawn Avenue, 5th Floor, Dallas, Texas	75219
(Address of Principal Executive Offices)	(Zip Code)

(972) 241-4080
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On March 27, 2012, Natural Health Trends Corp. issued an earnings release announcing its results for the quarter and year ended December 31, 2011.  The press release is attached hereto as exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

Press Release of Natural Health Trends Corp. dated March 27, 2012.

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Natural Health Trends Corp. dated March 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 27, 2012
NATURAL HEALTH TRENDS CORP.

By:	/s/ Gary C. Wallace
Gary C. Wallace General Counsel